Recoverable direct taxes, charges and contributions	12 Months Ended
Dec. 31, 2021
Recoverable Direct Taxes Charges And Contributions
Recoverable direct taxes, charges and contributions

9.	Recoverable direct taxes, charges and contributions

 Schedule of direct taxes, fees and contributions recoverable

	2021	2020

Recoverable direct taxes, charges and contributions	2,042,361	2,698,239

Income tax (IR) and social contribution (CS) (i)	807,096	381,905
PIS / COFINS (ii)	1,164,772	2,253,545
Other	70,493	62,789

Current portion	(1,311,906)	(1,421,112)
Non-current portion	730,455	1,277,127

(i)

Income tax and social contribution amounts are mainly related to other income tax and social contribution credits from previous years, whose current estimated term for use is later than 12 months.

In September 2021, the Federal Supreme Court (STF), with general repercussions, established an understanding for the non-levy of Corporate Income Tax (IRPJ) and Social Contribution (CSLL) on the monetary restatement using the SELIC rate in cases of undue payment. Although the aforementioned decision is still pending publication, as well as the specific TIM lawsuit is still pending judgment, TIM recorded its best estimate to date, in the amount of R$ 547 million, since the likelihood of a favorable outcome for the Company becomes probable.

(ii)	The Recoverable PIS/COFINS amounts mainly refer to credits from a legal proceeding filed by TIM Celular S.A. (ultimately merged into TIM S.A., as well as TIM S.A. itself), with a favorable final decision in Higher Courts which discussed the exclusion of the ICMS from the PIS and COFINS calculation bases. According to the Company’s internal assessment, we expect to use these credits by the 2nd quarter of 2022.

In March 2017, the Federal Supreme Court (“STF”) recognized the unconstitutionality of including ICMS amounts in the calculation base of PIS and COFINS contributions.  TIM S.A. (previously named “Intelig Telecomunicações Ltda.”), as the surviving company from the merger of TIM Celular S.A. and other entities existing in the Group in the past, which had filed proceedings of the same nature, has been challenging this issue in court since 2006, with effects retroactive to five years, as permitted by the legislation. The total amount recorded in 2019 related to these credits was R$ 3,023 million, of which R$1,795 million relates to principal and R$1,228 million was inflation adjustment.

The amount recorded are updated monthly at the interest rate equivalent to the reference rate of the Special Settlement and Custody System (Selic), available on the website of the Brazilian Federal Revenue.

In 2020, TIM had utilized credits arising from the process of exclusion of ICMS from the calculation bases of PIS and COFINS, for payments of federal taxes, in the total amount of R$ 1,516 million. In 2021, total offsetting of R$ 957 million was made for said PIS and COFINS credits.

In May 2021, the Brazilian Supreme Court (STF) ended the discussion regarding the credit rights of the companies, defining in the judgment of Motions for Clarification that the exclusion of ICMS from the PIS and COFINS calculation basis is valid as of March 15, 2017, when the general repercussion thesis (Topic 69) was established, in the judgment of Special Appeal (RE) No. 574706.

Considering that the judges ratified that the ICMS not included in the PIS/COFINS calculation basis is highlighted in the invoice, we confirm that the procedures adopted by TIM S.A., when providing for PIS/COFINS credits, are adequate.